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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          -------------------------


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 10, 1998

                         TELEBANC FINANCIAL CORPORATION
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                        33-76930                       13-3759196
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE NUMBER)   (IRS EMPLOYER IDENTIFICATION NO.)
        INCORPORATION)

              1111 N. HIGHLAND STREET
                   ARLINGTON, VA                               22201
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (703) 247-3700

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

             Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

             On August 10, 1998, pursuant to the terms of an Agreement and Plan of Merger dated January 14, 1998, as amended by the First Amendment to the Agreement and Plan of Merger dated May 29, 1998 (the "Merger Agreement"), TeleBanc Financial Corporation, a Delaware corporation ("TeleBanc"), consummated a merger (the "Merger") whereby TBK Acquisition Corp., a Delaware corporation and wholly owned subsidiary of TeleBanc, was merged with and into Direct Financial Corporation, a New Jersey corporation and thrift holding company ("Direct Financial"). TeleBanc canceled all outstanding shares of Direct Financial, and merged Direct Financial's wholly owned subsidiary, Premium Bank ("Premium") (a federally chartered savings bank) into TeleBanc's wholly owned subsidiary, TeleBank (a federally chartered savings bank). The Merger was approved by the shareholders of TeleBanc and Direct Financial and by the Office of Thrift Supervision.

             TeleBanc paid $21.4 million in cash (or $12 per share) for all of the outstanding shares of Direct Financial's common stock or common stock equivalents. TeleBanc also assumed approximately $6.0 million in liabilities, which TeleBanc repaid at the time the Merger was consummated. The consideration received by the holders of Direct Financial stock in the Merger and the other material terms of the Merger Agreement were determined through arms'-length negotiations between TeleBanc and Direct Financial. The funds used to acquire Direct Financial and Premium came out of TeleBanc's working capital reserves.

             At June 30, 1998, Direct Financial reported total assets of $332.8 million, loans receivable (net) of $166.3 million, total deposits of $301.0 million and total stockholders' equity of $12.3 million.

             For a more complete description of the terms of the Merger, reference is made to the Merger Agreement, which is incorporated by reference in this Current Report on Form 8-K, attached as Exhibit 10.4 to the Registration Statement on Form S-2 filed with the U.S. Securities and Exchange Commission on May 15, 1998 (File No. 333-52871).

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

             Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             Not Applicable.

ITEM 5.  OTHER EVENTS.

             Not Applicable.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

             Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b) It is impracticable to provide the required financial statements for Direct Financial at the date hereof . TeleBanc undertakes to file such required financial statements by means of an amendment to this Current Report as soon as practicable, but no later than October 24, 1998.

(c)          Exhibits.

Exhibit No.                         Description
-----------  ------------------------------------------------------------------
  10.4       Agreement and Plan of Merger dated January 14, 1998, as amended by the First Amendment to the Agreement and Plan of Merger dated May
             29, 1998, between TeleBanc and Direct Financial (incorporated by reference herein to Exhibit 10.4 to TeleBanc's Registration
             Statement on Form S-2, dated May 15, 1998, File No. 333-52871).


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
  99.1      Press Release issued August 10, 1998 (Filed herewith.)

ITEM 8.  CHANGE IN FISCAL YEAR.

            Not Applicable.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                TELEBANC FINANCIAL CORPORATION

Dated:  August 25, 1998         By:    /s/ Aileen Lopez Pugh
                                   ------------------------------

                                   Aileen Lopez Pugh, Executive Vice President-
                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit No.                         Description
-----------  ------------------------------------------------------------------
  10.4       Agreement and Plan of Merger dated January 14, 1998, as amended by the First Amendment to the Agreement and Plan of Merger dated May
             29, 1998, between TeleBanc and Direct Financial (incorporated by reference herein to Exhibit 10.4 to TeleBanc's Registration
             Statement on Form S-2, dated May 15, 1998, File No. 333-52871).

  99.1       Press Release issued August 10, 1998. (Filed herewith.)




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